Events occurring after the reporting period	3 Months Ended
Sep. 30, 2019
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events occurring after the reporting period

11. Events occurring after the reporting period

On October 3, 2019, the Group announced completion of a A$75.0 million (US$50.5 million) capital raise through the placement of 37.5 million new fully-paid ordinary shares at a price of A$2.00 per share to existing and new institutional investors.

On October 4, 2019, the Group satisfied the milestones required to defer the commencement of principal repayments of the Hercules borrowings to April 2020. Principal repayments can be further deferred to October 2020 if further milestones are met. Given the milestones were satisfied after the reporting period, the principal repayments that were to be due in October 2019 to March 2020 are classified as current as at the reporting date.

On October 17, 2019, the Group announced that it had entered into manufacturing service agreement with Lonza Bioscience Singapore Pte. Ltd. for the supply of commercial product for the potential approval and launch of remestemcel-L for the treatment of pediatric acute graft versus host disease in the US market. The agreement contains a minimum financial commitment of $15.1 million.